EXHIBIT 99


                              Goldman, Sachs & Co.
                                  WFMBS 2004-Z
                              As of October 1, 2004
              Conforming - FICO > 620 and No nonFullDoc FICO < 680


Selection Criteria: Conforming - FICO > 620 and No nonFullDoc FICO < 680 Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only


1. Stats

Count: 1,212
Current Balance: $262,264,046
Average Current Balance: $216,389
Gross Weighted Average Mortgage Interest Rate: 4.93255%
Net Weighted Average Mortgage Interest Rate: 4.67255%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 76.19%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.933%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 739
Percentage of Interest Only Loans: 96.240%


2. ARM Type

- --------------------------------------------------------------------------------
ARM Type                                Count            Balance         Percent
- --------------------------------------------------------------------------------
5/1 ARMs                                1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


3. Balance

- --------------------------------------------------------------------------------
Balance                                 Count            Balance         Percent
- --------------------------------------------------------------------------------
Conforming                              1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


4. Original Principal Balance

- --------------------------------------------------------------------------------
Original Principal Balance              Count            Balance         Percent
- --------------------------------------------------------------------------------
Less than or equal to $200,000.00         541         $ 81,364,611        31.00%
$200,000.01 to $300,000.00                493          123,485,174         47.1
$300,000.01 to $400,000.00                176           56,541,303         21.6
$400,000.01 to $500,000.00                  2              872,958          0.3
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

- --------------------------------------------------------------------------------
Current Mortgage Interest Rate          Count            Balance         Percent
- --------------------------------------------------------------------------------
2.500% to 2.749%                            2         $    508,895         0.20%
2.750% to 2.999%                            1              296,800          0.1
3.000% to 3.249%                            1              332,369          0.1
3.500% to 3.749%                            5            1,203,140          0.5
3.750% to 3.999%                            7            1,421,883          0.5
4.000% to 4.249%                           23            5,360,351            2
4.250% to 4.499%                           50           12,175,813          4.6
4.500% to 4.749%                          135           30,928,965         11.8
4.750% to 4.999%                          343           74,572,072         28.4
5.000% to 5.249%                          306           66,609,364         25.4
5.250% to 5.499%                          263           54,005,104         20.6
5.500% to 5.749%                           67           12,815,884          4.9
5.750% to 5.999%                            9            2,033,405          0.8
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

- --------------------------------------------------------------------------------
Remaining Terms to Stated Maturity      Count            Balance         Percent
- --------------------------------------------------------------------------------
355                                         1         $    185,000         0.10%
356                                         1              233,739          0.1
357                                         5              884,796          0.3
358                                         9            1,976,450          0.8
359                                        73           16,442,920          6.3
360                                     1,123          242,541,140         92.5
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

- --------------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count            Balance         Percent
- --------------------------------------------------------------------------------
0.001% to 50.000%                          53         $  9,749,800         3.70%
50.001% to 60.000%                         49           10,520,430            4
60.001% to 70.000%                         86           20,155,464          7.7
70.001% to 75.000%                         99           22,497,902          8.6
75.001% to 80.000%                        865          188,298,128         71.8
80.001% to 85.000%                          7            1,303,687          0.5
85.001% to 90.000%                         15            3,140,594          1.2
90.001% to 95.000%                         38            6,598,041          2.5
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


8. FICO Score

- --------------------------------------------------------------------------------
FICO Score                              Count            Balance         Percent
- --------------------------------------------------------------------------------
620 to 649                                  5         $  1,186,816         0.50%
650 to 679                                 21            4,884,118          1.9
680 to 719                                386           83,463,549         31.8
720 to 759                                384           82,478,902         31.4
760 to 849                                416           90,250,661         34.4
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


9. Geographic Areas

- --------------------------------------------------------------------------------
Geographic Areas                        Count            Balance         Percent
- --------------------------------------------------------------------------------
AK                                          2         $    570,000         0.20%
AL                                          3              560,367          0.2
AR                                          2              249,358          0.1
AZ                                         58           11,320,295          4.3
CA                                        193           50,576,181         19.3
CO                                         74           14,579,175          5.6
CT                                          4            1,096,660          0.4
DC                                         11            2,927,290          1.1
DE                                          7            1,612,898          0.6
FL                                         57           11,132,106          4.2
GA                                         47            8,847,195          3.4
HI                                          8            2,863,734          1.1
IA                                          7            1,059,250          0.4
ID                                          5              898,840          0.3
IL                                         42            9,198,406          3.5
IN                                         10            2,249,823          0.9
KS                                          4              647,100          0.2
KY                                          9            1,798,184          0.7
LA                                          2              220,007          0.1
MA                                         19            4,830,920          1.8
MD                                         62           15,510,252          5.9
MI                                         18            3,908,169          1.5
MN                                         68           13,350,205          5.1
MO                                         10            1,381,504          0.5
MS                                          3              414,761          0.2
MT                                          1              119,200            0
NC                                         29            4,894,712          1.9
NE                                          1              127,600            0
NH                                          1              126,000            0
NJ                                         32            6,644,548          2.5
NM                                          8            1,595,400          0.6
NV                                         41            9,408,798          3.6
NY                                         21            5,218,862            2
OH                                         44            8,572,402          3.3
OK                                          2              289,556          0.1
OR                                         16            3,255,664          1.2
PA                                         19            3,791,956          1.4
RI                                          2              494,500          0.2
SC                                         28            5,060,461          1.9
SD                                          1              313,000          0.1
TN                                         21            3,565,227          1.4
TX                                         31            6,310,199          2.4
UT                                          8            1,220,171          0.5
VA                                         93           21,574,209          8.2
VT                                          2              338,211          0.1
WA                                         73           15,244,237          5.8
WI                                         12            2,158,455          0.8
WV                                          1              138,000          0.1
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


10. Index

- --------------------------------------------------------------------------------
Index                                   Count            Balance         Percent
- --------------------------------------------------------------------------------
1CM                                     1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


11. Gross Margin

- --------------------------------------------------------------------------------
Gross Margin                            Count            Balance         Percent
- --------------------------------------------------------------------------------
2.75%                                   1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


12. Rate Ceiling

- --------------------------------------------------------------------------------
Rate Ceiling                            Count            Balance         Percent
- --------------------------------------------------------------------------------
7.500% to 7.999%                            3         $    805,695         0.30%
8.000% to 8.499%                            1              332,369          0.1
8.500% to 8.999%                           12            2,625,023            1
9.000% to 9.499%                           73           17,536,164          6.7
9.500% to 9.999%                          478          105,501,038         40.2
10.000% to 10.499%                        569          120,614,469           46
10.500% to 10.999%                         76           14,849,289          5.7
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


13. Months to First Adjustment Date

- --------------------------------------------------------------------------------
Months to First Adjustment Date         Count            Balance         Percent
- --------------------------------------------------------------------------------
55                                          1         $    185,000         0.10%
56                                          1              233,739          0.1
57                                          5              884,796          0.3
58                                          9            1,976,450          0.8
59                                         73           16,442,920          6.3
60                                        991          214,585,589         81.8
61                                        132           27,955,551         10.7
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


14. Delinquency

- --------------------------------------------------------------------------------
Delinquency                             Count            Balance         Percent
- --------------------------------------------------------------------------------
Current                                 1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


15. Property Type

- --------------------------------------------------------------------------------
Property Type                           Count            Balance         Percent
- --------------------------------------------------------------------------------
Single Family Detached                    878         $190,584,179        72.70%
Low-rise Condominium                      264           54,716,468         20.9
High-rise Condominium                      48           11,366,881          4.3
Multi-family - 2 Units                      9            2,635,321            1
Planned Unit Development                   10            2,434,000          0.9
Co-op                                       3              527,196          0.2
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


16. Occupancy Code

- --------------------------------------------------------------------------------
Occupancy Code                          Count            Balance         Percent
- --------------------------------------------------------------------------------
Primary Residence                       1,085         $236,109,074        90.00%
Second Home                               127           26,154,971           10
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


17. Purpose

- --------------------------------------------------------------------------------
Purpose                                 Count            Balance         Percent
- --------------------------------------------------------------------------------
Purchase                                  942         $204,658,457        78.00%
Rate-Term Refinance                       178           37,760,048         14.4
Cash-Out Refinance                         92           19,845,541          7.6
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


18. Documentation Type

- --------------------------------------------------------------------------------
Documentation Type                      Count            Balance         Percent
- --------------------------------------------------------------------------------
Full Documentation                        746         $158,204,937        60.30%
Asset Only                                409           90,130,253         34.4
No Doc                                     44           10,986,956          4.2
Income Only                                13            2,941,900          1.1
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


19. Interest Only

- --------------------------------------------------------------------------------
Interest Only                           Count            Balance         Percent
- --------------------------------------------------------------------------------
Y                                       1,167         $252,403,754        96.20%
N                                          45            9,860,291          3.8
- --------------------------------------------------------------------------------
Total:                                  1,212         $262,264,046       100.00%
- --------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-Z
                              As of October 1, 2004
                              Conforming - the Rest


Selection Criteria: Conforming - the Rest
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only


1. Stats

Count: 6
Current Balance: $1,406,555
Average Current Balance: $234,426
Gross Weighted Average Mortgage Interest Rate: 4.54828%
Net Weighted Average Mortgage Interest Rate: 4.28828%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 77.52%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.548%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 669
Percentage of Interest Only Loans: 92.890%


2. ARM Type

- --------------------------------------------------------------------------------
ARM Type                                Count            Balance         Percent
- --------------------------------------------------------------------------------
5/1 ARMs                                    6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


3. Balance

- --------------------------------------------------------------------------------
Balance                                 Count            Balance         Percent
- --------------------------------------------------------------------------------
Conforming                                  6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


4. Original Principal Balance

- --------------------------------------------------------------------------------
Original Principal Balance              Count            Balance         Percent
- --------------------------------------------------------------------------------
Less than or equal to $200,000.00           2         $    235,000        16.70%
$200,000.01 to $300,000.00                  2              535,955         38.1
$300,000.01 to $400,000.00                  2              635,600         45.2
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

- --------------------------------------------------------------------------------
Current Mortgage Interest Rate          Count            Balance         Percent
- --------------------------------------------------------------------------------
3.750% to 3.999%                            1         $    327,600        23.30%
4.500% to 4.749%                            1              308,000         21.9
4.750% to 4.999%                            2              404,955         28.8
5.000% to 5.249%                            2              366,000           26
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

- --------------------------------------------------------------------------------
Remaining Terms to Stated Maturity      Count            Balance         Percent
- --------------------------------------------------------------------------------
360                                         6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

- --------------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count            Balance         Percent
- --------------------------------------------------------------------------------
0.001% to 50.000%                           1         $    100,000         7.10%
50.001% to 60.000%                          1              135,000          9.6
75.001% to 80.000%                          1              308,000         21.9
80.001% to 85.000%                          1              327,600         23.3
85.001% to 90.000%                          1              269,955         19.2
90.001% to 95.000%                          1              266,000         18.9
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


8. FICO Score

- --------------------------------------------------------------------------------
FICO Score                              Count            Balance         Percent
- --------------------------------------------------------------------------------
N/A                                         2         $    369,955        26.30%
650 to 679                                  4            1,036,600         73.7
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


9. Geographic Areas

- --------------------------------------------------------------------------------
Geographic Areas                        Count            Balance         Percent
- --------------------------------------------------------------------------------
CA                                          2         $    404,955        28.80%
FL                                          1              266,000         18.9
NH                                          1              327,600         23.3
OH                                          1              308,000         21.9
VA                                          1              100,000          7.1
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


10. Index

- --------------------------------------------------------------------------------
Index                                   Count            Balance         Percent
- --------------------------------------------------------------------------------
1CM                                         6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


11. Gross Margin

- --------------------------------------------------------------------------------
Gross Margin                            Count            Balance         Percent
- --------------------------------------------------------------------------------
2.75%                                       6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


12. Rate Ceiling

- --------------------------------------------------------------------------------
Rate Ceiling                            Count            Balance         Percent
- --------------------------------------------------------------------------------
8.500% to 8.999%                            1         $    327,600        23.30%
9.500% to 9.999%                            3              712,955         50.7
10.000% to 10.499%                          2              366,000           26
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


13. Months to First Adjustment Date

- --------------------------------------------------------------------------------
Months to First Adjustment Date         Count            Balance         Percent
- --------------------------------------------------------------------------------
60                                          4         $  1,036,600        73.70%
61                                          2              369,955         26.3
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


14. Delinquency

- --------------------------------------------------------------------------------
Delinquency                             Count            Balance         Percent
- --------------------------------------------------------------------------------
Current                                     6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


15. Property Type

- --------------------------------------------------------------------------------
Property Type                           Count            Balance         Percent
- --------------------------------------------------------------------------------
Single Family Detached                      5         $  1,098,555        78.10%
Low-rise Condominium                        1              308,000         21.9
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


16. Occupancy Code

- --------------------------------------------------------------------------------
Occupancy Code                          Count            Balance         Percent
- --------------------------------------------------------------------------------
Primary Residence                           6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


17. Purpose

- --------------------------------------------------------------------------------
Purpose                                 Count            Balance         Percent
- --------------------------------------------------------------------------------
Purchase                                    5         $  1,271,555        90.40%
Cash-Out Refinance                          1              135,000          9.6
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


18. Documentation Type

- --------------------------------------------------------------------------------
Documentation Type                      Count            Balance         Percent
- --------------------------------------------------------------------------------
Asset Only                                  3         $    709,000        50.40%
Full Documentation                          2              369,955         26.3
No Doc                                      1              327,600         23.3
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


19. Interest Only

- --------------------------------------------------------------------------------
Interest Only                           Count            Balance         Percent
- --------------------------------------------------------------------------------
Y                                           5         $  1,306,555        92.90%
N                                           1              100,000          7.1
- --------------------------------------------------------------------------------
Total:                                      6         $  1,406,555       100.00%
- --------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-Z
                              As of October 1, 2004
                               Conforming Freddie

Selection Criteria: Conforming
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only


1. Stats

Count: 1,218
Current Balance: $263,670,601
Average Current Balance: $216,478
Gross Weighted Average Mortgage Interest Rate: 4.93050%
Net Weighted Average Mortgage Interest Rate: 4.67050%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 76.20%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.931%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 739
Percentage of Interest Only Loans: 96.222%


2. ARM Type

- --------------------------------------------------------------------------------
ARM Type                                Count            Balance         Percent
- --------------------------------------------------------------------------------
5/1 ARMs                                1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


3. Balance

- --------------------------------------------------------------------------------
Balance                                 Count            Balance         Percent
- --------------------------------------------------------------------------------
Conforming                              1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


4. Original Principal Balance

- --------------------------------------------------------------------------------
Original Principal Balance              Count            Balance         Percent
- --------------------------------------------------------------------------------
$0.01 to $50,000.00                         3         $    142,000         0.10%
$50,000.01 to $100,000.00                  45            3,922,189          1.5
$100,000.01 to $150,000.00                219           28,101,254         10.7
$150,000.01 to $200,000.00                276           49,434,167         18.7
$200,000.01 to $250,000.00                256           58,067,482           22
$250,000.01 to $350,000.00                411          120,851,729         45.8
$350,000.01 to $400,000.00                  6            2,278,821          0.9
$400,000.01 to $450,000.00                  1              408,030          0.2
$450,000.01 to $500,000.00                  1              464,928          0.2
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

- --------------------------------------------------------------------------------
Current Mortgage Interest Rate          Count            Balance         Percent
- --------------------------------------------------------------------------------
2.500% to 2.749%                            2         $    508,895         0.20%
2.750% to 2.999%                            1              296,800          0.1
3.000% to 3.249%                            1              332,369          0.1
3.500% to 3.749%                            5            1,203,140          0.5
3.750% to 3.999%                            8            1,749,483          0.7
4.000% to 4.249%                           23            5,360,351            2
4.250% to 4.499%                           50           12,175,813          4.6
4.500% to 4.749%                          136           31,236,965         11.8
4.750% to 4.999%                          345           74,977,027         28.4
5.000% to 5.249%                          308           66,975,364         25.4
5.250% to 5.499%                          263           54,005,104         20.5
5.500% to 5.749%                           67           12,815,884          4.9
5.750% to 5.999%                            9            2,033,405          0.8
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

- --------------------------------------------------------------------------------
Remaining Terms to Stated Maturity      Count            Balance         Percent
- --------------------------------------------------------------------------------
355                                         1         $    185,000         0.10%
356                                         1              233,739          0.1
357                                         5              884,796          0.3
358                                         9            1,976,450          0.7
359                                        73           16,442,920          6.2
360                                     1,129          243,947,695         92.5
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

- --------------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count            Balance         Percent
- --------------------------------------------------------------------------------
0.001% to 50.000%                          54         $  9,849,800         3.70%
50.001% to 60.000%                         50           10,655,430            4
60.001% to 70.000%                         86           20,155,464          7.6
70.001% to 75.000%                         99           22,497,902          8.5
75.001% to 80.000%                        866          188,606,128         71.5
80.001% to 85.000%                          8            1,631,287          0.6
85.001% to 90.000%                         16            3,410,549          1.3
90.001% to 95.000%                         39            6,864,041          2.6
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


8. FICO Score

- --------------------------------------------------------------------------------
FICO Score                              Count            Balance         Percent
- --------------------------------------------------------------------------------
N/A                                         2         $    369,955         0.10%
625 to 649                                  5            1,186,816          0.5
650 to 674                                 15            3,344,293          1.3
675 to 699                                208           45,470,428         17.2
700 to 724                                232           49,597,119         18.8
725 to 749                                225           48,547,046         18.4
750 to 774                                272           60,147,305         22.8
775 to 799                                214           45,640,173         17.3
800 to 824                                 45            9,367,466          3.6
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


9. Geographic Areas

- --------------------------------------------------------------------------------
Geographic Areas                        Count            Balance         Percent
- --------------------------------------------------------------------------------
AK                                          2         $    570,000         0.20%
AL                                          3              560,367          0.2
AR                                          2              249,358          0.1
AZ                                         58           11,320,295          4.3
CA                                        195           50,981,136         19.3
CO                                         74           14,579,175          5.5
CT                                          4            1,096,660          0.4
DC                                         11            2,927,290          1.1
DE                                          7            1,612,898          0.6
FL                                         58           11,398,106          4.3
GA                                         47            8,847,195          3.4
HI                                          8            2,863,734          1.1
IA                                          7            1,059,250          0.4
ID                                          5              898,840          0.3
IL                                         42            9,198,406          3.5
IN                                         10            2,249,823          0.9
KS                                          4              647,100          0.2
KY                                          9            1,798,184          0.7
LA                                          2              220,007          0.1
MA                                         19            4,830,920          1.8
MD                                         62           15,510,252          5.9
MI                                         18            3,908,169          1.5
MN                                         68           13,350,205          5.1
MO                                         10            1,381,504          0.5
MS                                          3              414,761          0.2
MT                                          1              119,200            0
NC                                         29            4,894,712          1.9
NE                                          1              127,600            0
NH                                          2              453,600          0.2
NJ                                         32            6,644,548          2.5
NM                                          8            1,595,400          0.6
NV                                         41            9,408,798          3.6
NY                                         21            5,218,862            2
OH                                         45            8,880,402          3.4
OK                                          2              289,556          0.1
OR                                         16            3,255,664          1.2
PA                                         19            3,791,956          1.4
RI                                          2              494,500          0.2
SC                                         28            5,060,461          1.9
SD                                          1              313,000          0.1
TN                                         21            3,565,227          1.4
TX                                         31            6,310,199          2.4
UT                                          8            1,220,171          0.5
VA                                         94           21,674,209          8.2
VT                                          2              338,211          0.1
WA                                         73           15,244,237          5.8
WI                                         12            2,158,455          0.8
WV                                          1              138,000          0.1
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


10. Index

- --------------------------------------------------------------------------------
Index                                   Count            Balance         Percent
- --------------------------------------------------------------------------------
1CM                                     1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


11. Gross Margin

- --------------------------------------------------------------------------------
Gross Margin                            Count            Balance         Percent
- --------------------------------------------------------------------------------
2.75%                                   1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


12. Rate Ceiling

- --------------------------------------------------------------------------------
Rate Ceiling                            Count            Balance         Percent
- --------------------------------------------------------------------------------
7.500% to 7.999%                            3         $    805,695         0.30%
8.000% to 8.499%                            1              332,369          0.1
8.500% to 8.999%                           13            2,952,623          1.1
9.000% to 9.499%                           73           17,536,164          6.7
9.500% to 9.999%                          481          106,213,993         40.3
10.000% to 10.499%                        571          120,980,469         45.9
10.500% to 10.999%                         76           14,849,289          5.6
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


13. Months to First Adjustment Date

- --------------------------------------------------------------------------------
Months to First Adjustment Date         Count            Balance         Percent
- --------------------------------------------------------------------------------
55                                          1         $    185,000         0.10%
56                                          1              233,739          0.1
57                                          5              884,796          0.3
58                                          9            1,976,450          0.7
59                                         73           16,442,920          6.2
60                                        995          215,622,189         81.8
61                                        134           28,325,506         10.7
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


14. Delinquency

- --------------------------------------------------------------------------------
Delinquency                             Count            Balance         Percent
- --------------------------------------------------------------------------------
Current                                 1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


15. Property Type

- --------------------------------------------------------------------------------
Property Type                           Count            Balance         Percent
- --------------------------------------------------------------------------------
Single Family Detached                    883         $191,682,734        72.70%
Low-rise Condominium                      265           55,024,468         20.9
High-rise Condominium                      48           11,366,881          4.3
Multi-family - 2 Units                      9            2,635,321            1
Planned Unit Development                   10            2,434,000          0.9
Co-op                                       3              527,196          0.2
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


16. Occupancy Code

- --------------------------------------------------------------------------------
Occupancy Code                          Count            Balance         Percent
- --------------------------------------------------------------------------------
Primary Residence                       1,091         $237,515,629        90.10%
Second Home                               127           26,154,971          9.9
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


17. Purpose

- --------------------------------------------------------------------------------
Purpose                                 Count            Balance         Percent
- --------------------------------------------------------------------------------
Purchase                                  947         $205,930,012        78.10%
Rate-Term Refinance                       178           37,760,048         14.3
Cash-Out Refinance                         93           19,980,541          7.6
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


18. Documentation Type

- --------------------------------------------------------------------------------
Documentation Type                      Count            Balance         Percent
- --------------------------------------------------------------------------------
Full Documentation                        748         $158,574,892        60.10%
Asset Only                                412           90,839,253         34.5
No Doc                                     45           11,314,556          4.3
Income Only                                13            2,941,900          1.1
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------


19. Interest Only

- --------------------------------------------------------------------------------
Interest Only                           Count            Balance         Percent
- --------------------------------------------------------------------------------
Y                                       1,172         $253,710,309        96.20%
N                                          46            9,960,291          3.8
- --------------------------------------------------------------------------------
Total:                                  1,218         $263,670,601       100.00%
- --------------------------------------------------------------------------------

               Goldman, Sachs & Co.
                   WFMBS 2004-Z
               As of October 1, 2004
                     aggregate

Selection Criteria: aggregate
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only

1. Stats

Count: 2,735
Current Balance: $1,068,270,727
Average Current Balance: $390,593
Gross Weighted Average Mortgage Interest Rate: 4.89066%
Net Weighted Average Mortgage Interest Rate: 4.63066%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 72.03%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.891%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 737
Percentage of Interest Only Loans: 80.552%



2. ARM Type

- --------------------------------------------------------------------------------
ARM Type                                  Count         Balance         Percent
- --------------------------------------------------------------------------------
5/1 ARMs                                  2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


3. Balance

- --------------------------------------------------------------------------------
Balance                                   Count         Balance         Percent
- --------------------------------------------------------------------------------
Conforming                                1,218       $263,670,601       24.70%
Non - Conforming                          1,517        804,600,126        75.3
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


4. Original Principal Balance

- --------------------------------------------------------------------------------
Original Principal Balance                Count         Balance         Percent
- --------------------------------------------------------------------------------
Less than or equal to $200,000.00           543        $81,599,611        7.60%
$200,000.01 to $300,000.00                  495        124,021,129        11.6
$300,000.01 to $400,000.00                  592        210,916,207        19.7
$400,000.01 to $500,000.00                  459        207,312,924        19.4
$500,000.01 to $600,000.00                  282        155,709,709        14.6
$600,000.01 to $700,000.00                  177        113,801,577        10.7
$700,000.01 to $800,000.00                   57         43,282,129         4.1
$800,000.01 to $900,000.00                   38         32,490,948           3
$900,000.01 to $1,000,000.00                 75         73,330,200         6.9
$1,000,000.01 and over                       17         25,806,293         2.4
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

- --------------------------------------------------------------------------------
Current Mortgage Interest Rate            Count         Balance         Percent
- --------------------------------------------------------------------------------
2.500% to 2.749%                              3           $908,895        0.10%
2.750% to 2.999%                              2            921,600         0.1
3.000% to 3.249%                              2            720,748         0.1
3.250% to 3.499%                              3          1,310,656         0.1
3.500% to 3.749%                              7          2,495,240         0.2
3.750% to 3.999%                             18          6,916,299         0.6
4.000% to 4.249%                             67         28,187,840         2.6
4.250% to 4.499%                            130         57,150,566         5.3
4.500% to 4.749%                            324        136,564,987        12.8
4.750% to 4.999%                            818        332,556,188        31.1
5.000% to 5.249%                            757        297,092,587        27.8
5.250% to 5.499%                            490        169,219,844        15.8
5.500% to 5.749%                            103         30,898,822         2.9
5.750% to 5.999%                             11          3,326,455         0.3
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

- --------------------------------------------------------------------------------
Remaining Terms to Stated Maturity        Count         Balance         Percent
- --------------------------------------------------------------------------------
240                                           1           $460,000        0.00%
344                                           1            359,426           0
345                                           2            856,132         0.1
355                                           3          1,034,894         0.1
356                                           3          1,144,053         0.1
357                                          14          5,759,029         0.5
358                                          21          8,123,599         0.8
359                                         193         76,692,721         7.2
360                                       2,497        973,840,872        91.2
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

- --------------------------------------------------------------------------------
Original Loan-To-Value Ratio              Count         Balance         Percent
- --------------------------------------------------------------------------------
0.001% to 50.000%                           155        $73,079,621        6.80%
50.001% to 60.000%                          194         94,689,000         8.9
60.001% to 70.000%                          390        198,728,973        18.6
70.001% to 75.000%                          282        128,630,545          12
75.001% to 80.000%                        1,623        549,725,095        51.5
80.001% to 85.000%                           15          4,432,643         0.4
85.001% to 90.000%                           26          7,413,686         0.7
90.001% to 95.000%                           49         10,681,165           1
95.001% to 100.000%                           1            890,000         0.1
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


8. FICO Score

- --------------------------------------------------------------------------------
FICO Score                                Count         Balance         Percent
- --------------------------------------------------------------------------------
N/A                                           8         $2,960,107        0.30%
600 to 619                                    1            400,000            0
620 to 649                                   42         19,806,295          1.9
650 to 679                                  115         53,998,218          5.1
680 to 719                                  778        288,467,002           27
720 to 759                                  851        334,702,884         31.3
760 to 849                                  940        367,936,221         34.4
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


9. Geographic Areas

- --------------------------------------------------------------------------------
Geographic Areas                          Count         Balance         Percent
- --------------------------------------------------------------------------------
AK                                            2           $570,000        0.10%
AL                                            4          1,084,751         0.1
AR                                            5          1,567,466         0.1
AZ                                           79         22,153,131         2.1
CA                                          987        478,654,528        44.8
CO                                          106         32,973,302         3.1
CT                                           20         10,568,347           1
DC                                           22          8,830,281         0.8
DE                                            7          1,612,898         0.2
FL                                           79         21,581,830           2
GA                                           59         15,562,858         1.5
HI                                            9          3,863,734         0.4
IA                                           10          2,747,650         0.3
ID                                            7          1,866,840         0.2
IL                                           98         37,321,505         3.5
IN                                           11          2,793,023         0.3
KS                                            7          2,805,100         0.3
KY                                           12          3,233,153         0.3
LA                                            2            220,007           0
MA                                           68         31,690,189           3
MD                                          127         47,303,362         4.4
ME                                            1            487,500           0
MI                                           37         13,477,328         1.3
MN                                          102         30,685,457         2.9
MO                                           15          3,792,680         0.4
MS                                            5          1,611,761         0.2
MT                                            2            669,200         0.1
NC                                           48         15,289,379         1.4
NE                                            2            527,049           0
NH                                            4          1,638,000         0.2
NJ                                           91         39,127,158         3.7
NM                                           11          3,053,152         0.3
NV                                           58         17,639,137         1.7
NY                                           66         33,440,664         3.1
OH                                           57         14,484,161         1.4
OK                                            2            289,556           0
OR                                           23          6,717,200         0.6
PA                                           39         13,157,335         1.2
RI                                            2            494,500           0
SC                                           43         11,916,697         1.1
SD                                            1            313,000           0
TN                                           23          4,314,753         0.4
TX                                           52         18,408,620         1.7
UT                                            9          2,220,171         0.2
VA                                          191         67,161,397         6.3
VT                                            2            338,211           0
WA                                          109         33,220,909         3.1
WI                                           17          4,253,799         0.4
WV                                            1            138,000           0
WY                                            1            400,000           0
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


10. Index

- --------------------------------------------------------------------------------
Index                                     Count         Balance         Percent
- --------------------------------------------------------------------------------
1CM                                       2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


11. Gross Margin

- --------------------------------------------------------------------------------
Gross Margin                              Count         Balance         Percent
- --------------------------------------------------------------------------------
2.25%                                         1           $386,289        0.00%
2.75%                                     2,734      1,067,884,438         100
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


12. Rate Ceiling

- --------------------------------------------------------------------------------
Rate Ceiling                              Count         Balance         Percent
- --------------------------------------------------------------------------------
7.500% to 7.999%                              5         $1,830,495        0.20%
8.000% to 8.499%                              5          2,031,404         0.2
8.500% to 8.999%                             25          9,411,539         0.9
9.000% to 9.499%                            197         85,338,407           8
9.500% to 9.999%                          1,142        469,121,175        43.9
10.000% to 10.499%                        1,247        466,312,430        43.7
10.500% to 10.999%                          114         34,225,277         3.2
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


13. Months to First Adjustment Date

- --------------------------------------------------------------------------------
Months to First Adjustment Date           Count         Balance         Percent
- --------------------------------------------------------------------------------
44                                            1           $359,426        0.00%
45                                            2            856,132         0.1
55                                            3          1,034,894         0.1
56                                            3          1,144,053         0.1
57                                           14          5,759,029         0.5
58                                           21          8,123,599         0.8
59                                          193         76,692,721         7.2
60                                        2,265        896,436,064        83.9
61                                          233         77,864,808         7.3
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


14. Delinquency

- --------------------------------------------------------------------------------
Delinquency                               Count         Balance         Percent
- --------------------------------------------------------------------------------
Current                                   2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


15. Property Type

- --------------------------------------------------------------------------------
Property Type                             Count         Balance         Percent
- --------------------------------------------------------------------------------
Single Family Detached                    2,146       $873,941,423       81.80%
Low-rise Condominium                        450        140,917,067        13.2
High-rise Condominium                        91         33,701,112         3.2
Multi-family - 2 Units                       20          9,254,471         0.9
Planned Unit Development                     19          6,397,219         0.6
Co-op                                         9          4,059,435         0.4
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


16. Occupancy Code

- --------------------------------------------------------------------------------
Occupancy Code                            Count         Balance         Percent
- --------------------------------------------------------------------------------
Primary Residence                         2,517       $995,790,980       93.20%
Second Home                                 218         72,479,747         6.8
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


17. Purpose

- --------------------------------------------------------------------------------
Purpose                                   Count         Balance         Percent
- --------------------------------------------------------------------------------
Purchase                                  1,970       $743,678,254       69.60%
Rate-Term Refinance                         539        237,602,309        22.2
Cash-Out Refinance                          226         86,990,164         8.1
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


18. Documentation Type

- --------------------------------------------------------------------------------
Documentation Type                        Count         Balance         Percent
- --------------------------------------------------------------------------------
Full Documentation                        1,733       $693,445,692       64.90%
Asset Only                                  855        315,952,637        29.6
No Doc                                      100         36,150,243         3.4
Income Only                                  47         22,722,155         2.1
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


19. Interest Only

- --------------------------------------------------------------------------------
Interest Only                             Count         Balance         Percent
- --------------------------------------------------------------------------------
Y                                         2,290       $860,508,260       80.60%
N                                           445        207,762,467        19.4
- --------------------------------------------------------------------------------
Total:                                    2,735     $1,068,270,727      100.00%
- --------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

               Goldman, Sachs & Co.
                   WFMBS 2004-Z
               As of October 1, 2004
                 Conforming Jumbo


Selection Criteria: Conforming
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 1,218
Current Balance: $263,670,601
Average Current Balance: $216,478
Gross Weighted Average Mortgage Interest Rate: 4.93050%
Net Weighted Average Mortgage Interest Rate: 4.67050%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 76.20%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.931%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 739
Percentage of Interest Only Loans: 96.222%




2. ARM Type

- --------------------------------------------------------------------------------
ARM Type                                    Count        Balance        Percent
- --------------------------------------------------------------------------------
5/1 ARMs                                    1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




3. Balance

- --------------------------------------------------------------------------------
Balance                                     Count        Balance        Percent
- --------------------------------------------------------------------------------
Conforming                                  1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




4. Original Principal Balance

- --------------------------------------------------------------------------------
Original Principal Balance                  Count        Balance        Percent
- --------------------------------------------------------------------------------
Less than or equal to $200,000.00             543      $81,599,611       30.90%
$200,000.01 to $300,000.00                    495      124,021,129          47
$300,000.01 to $400,000.00                    178       57,176,903        21.7
$400,000.01 to $500,000.00                      2          872,958         0.3
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




5. Current Mortgage Interest Rate

- --------------------------------------------------------------------------------
Current Mortgage Interest Rate              Count        Balance        Percent
- --------------------------------------------------------------------------------
2.500% to 2.749%                                2         $508,895        0.20%
2.750% to 2.999%                                1          296,800         0.1
3.000% to 3.249%                                1          332,369         0.1
3.500% to 3.749%                                5        1,203,140         0.5
3.750% to 3.999%                                8        1,749,483         0.7
4.000% to 4.249%                               23        5,360,351           2
4.250% to 4.499%                               50       12,175,813         4.6
4.500% to 4.749%                              136       31,236,965        11.8
4.750% to 4.999%                              345       74,977,027        28.4
5.000% to 5.249%                              308       66,975,364        25.4
5.250% to 5.499%                              263       54,005,104        20.5
5.500% to 5.749%                               67       12,815,884         4.9
5.750% to 5.999%                                9        2,033,405         0.8
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




6. Remaining Terms to Stated Maturity

- --------------------------------------------------------------------------------
Remaining Terms to Stated Maturity          Count        Balance        Percent
- --------------------------------------------------------------------------------
355                                             1         $185,000        0.10%
356                                             1          233,739         0.1
357                                             5          884,796         0.3
358                                             9        1,976,450         0.7
359                                            73       16,442,920         6.2
360                                         1,129      243,947,695        92.5
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




7. Original Loan-To-Value Ratio

- --------------------------------------------------------------------------------
Original Loan-To-Value Ratio                Count        Balance        Percent
- --------------------------------------------------------------------------------
0.001% to 50.000%                              54       $9,849,800        3.70%
50.001% to 60.000%                             50       10,655,430           4
60.001% to 70.000%                             86       20,155,464         7.6
70.001% to 75.000%                             99       22,497,902         8.5
75.001% to 80.000%                            866      188,606,128        71.5
80.001% to 85.000%                              8        1,631,287         0.6
85.001% to 90.000%                             16        3,410,549         1.3
90.001% to 95.000%                             39        6,864,041         2.6
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




8. FICO Score

- --------------------------------------------------------------------------------
FICO Score                                  Count        Balance        Percent
- --------------------------------------------------------------------------------
N/A                                             2         $369,955        0.10%
620 to 649                                      5        1,186,816         0.5
650 to 679                                     25        5,920,718         2.2
680 to 719                                    386       83,463,549        31.7
720 to 759                                    384       82,478,902        31.3
760 to 849                                    416       90,250,661        34.2
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




9. Geographic Areas

- --------------------------------------------------------------------------------
Geographic Areas                            Count        Balance        Percent
- --------------------------------------------------------------------------------
AK                                              2         $570,000        0.20%
AL                                              3          560,367         0.2
AR                                              2          249,358         0.1
AZ                                             58       11,320,295         4.3
CA                                            195       50,981,136        19.3
CO                                             74       14,579,175         5.5
CT                                              4        1,096,660         0.4
DC                                             11        2,927,290         1.1
DE                                              7        1,612,898         0.6
FL                                             58       11,398,106         4.3
GA                                             47        8,847,195         3.4
HI                                              8        2,863,734         1.1
IA                                              7        1,059,250         0.4
ID                                              5          898,840         0.3
IL                                             42        9,198,406         3.5
IN                                             10        2,249,823         0.9
KS                                              4          647,100         0.2
KY                                              9        1,798,184         0.7
LA                                              2          220,007         0.1
MA                                             19        4,830,920         1.8
MD                                             62       15,510,252         5.9
MI                                             18        3,908,169         1.5
MN                                             68       13,350,205         5.1
MO                                             10        1,381,504         0.5
MS                                              3          414,761         0.2
MT                                              1          119,200           0
NC                                             29        4,894,712         1.9
NE                                              1          127,600           0
NH                                              2          453,600         0.2
NJ                                             32        6,644,548         2.5
NM                                              8        1,595,400         0.6
NV                                             41        9,408,798         3.6
NY                                             21        5,218,862           2
OH                                             45        8,880,402         3.4
OK                                              2          289,556         0.1
OR                                             16        3,255,664         1.2
PA                                             19        3,791,956         1.4
RI                                              2          494,500         0.2
SC                                             28        5,060,461         1.9
SD                                              1          313,000         0.1
TN                                             21        3,565,227         1.4
TX                                             31        6,310,199         2.4
UT                                              8        1,220,171         0.5
VA                                             94       21,674,209         8.2
VT                                              2          338,211         0.1
WA                                             73       15,244,237         5.8
WI                                             12        2,158,455         0.8
WV                                              1          138,000         0.1
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




10. Index

- --------------------------------------------------------------------------------
Index                                       Count        Balance        Percent
- --------------------------------------------------------------------------------
1CM                                         1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




11. Gross Margin

- --------------------------------------------------------------------------------
Gross Margin                                Count        Balance        Percent
- --------------------------------------------------------------------------------
2.75%                                       1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




12. Rate Ceiling

- --------------------------------------------------------------------------------
Rate Ceiling                                Count        Balance        Percent
- --------------------------------------------------------------------------------
7.500% to 7.999%                                3         $805,695        0.30%
8.000% to 8.499%                                1          332,369         0.1
8.500% to 8.999%                               13        2,952,623         1.1
9.000% to 9.499%                               73       17,536,164         6.7
9.500% to 9.999%                              481      106,213,993        40.3
10.000% to 10.499%                            571      120,980,469        45.9
10.500% to 10.999%                             76       14,849,289         5.6
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




13. Months to First Adjustment Date

- --------------------------------------------------------------------------------
Months to First Adjustment Date             Count        Balance        Percent
- --------------------------------------------------------------------------------
55                                              1         $185,000        0.10%
56                                              1          233,739         0.1
57                                              5          884,796         0.3
58                                              9        1,976,450         0.7
59                                             73       16,442,920         6.2
60                                            995      215,622,189        81.8
61                                            134       28,325,506        10.7
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




14. Delinquency

- --------------------------------------------------------------------------------
Delinquency                                 Count        Balance        Percent
- --------------------------------------------------------------------------------
Current                                     1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




15. Property Type

- --------------------------------------------------------------------------------
Property Type                               Count        Balance        Percent
- --------------------------------------------------------------------------------
Single Family Detached                        883     $191,682,734       72.70%
Low-rise Condominium                          265       55,024,468        20.9
High-rise Condominium                          48       11,366,881         4.3
Multi-family - 2 Units                          9        2,635,321           1
Planned Unit Development                       10        2,434,000         0.9
Co-op                                           3          527,196         0.2
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




16. Occupancy Code

- --------------------------------------------------------------------------------
Occupancy Code                              Count        Balance        Percent
- --------------------------------------------------------------------------------
Primary Residence                           1,091     $237,515,629       90.10%
Second Home                                   127       26,154,971         9.9
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




17. Purpose

- --------------------------------------------------------------------------------
Purpose                                     Count        Balance        Percent
- --------------------------------------------------------------------------------
Purchase                                      947     $205,930,012       78.10%
Rate-Term Refinance                           178       37,760,048        14.3
Cash-Out Refinance                             93       19,980,541         7.6
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




18. Documentation Type

- --------------------------------------------------------------------------------
Documentation Type                          Count        Balance        Percent
- --------------------------------------------------------------------------------
Full Documentation                            748     $158,574,892       60.10%
Asset Only                                    412       90,839,253        34.5
No Doc                                         45       11,314,556         4.3
Income Only                                    13        2,941,900         1.1
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------




19. Interest Only

- --------------------------------------------------------------------------------
Interest Only                               Count        Balance        Percent
- --------------------------------------------------------------------------------
Y                                           1,172     $253,710,309       96.20%
N                                              46        9,960,291         3.8
- --------------------------------------------------------------------------------
Total:                                      1,218     $263,670,601      100.00%
- --------------------------------------------------------------------------------



Selection Criteria: Jumbo
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 1,517
Current Balance: $804,600,126
Average Current Balance: $530,389
Gross Weighted Average Mortgage Interest Rate: 4.87761%
Net Weighted Average Mortgage Interest Rate: 4.61761%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 70.67%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.878%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 736
Percentage of Interest Only Loans: 75.416%




2. ARM Type

- --------------------------------------------------------------------------------
ARM Type                                    Count        Balance        Percent
- --------------------------------------------------------------------------------
5/1 ARMs                                    1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




3. Balance

- --------------------------------------------------------------------------------
Balance                                     Count        Balance        Percent
- --------------------------------------------------------------------------------
Non - Conforming                            1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




4. Original Principal Balance

- --------------------------------------------------------------------------------
Original Principal Balance                  Count        Balance        Percent
- --------------------------------------------------------------------------------
$300,000.01 to $400,000.00                    414     $153,739,305       19.10%
$400,000.01 to $500,000.00                    457      206,439,966        25.7
$500,000.01 to $600,000.00                    282      155,709,709        19.4
$600,000.01 to $700,000.00                    177      113,801,577        14.1
$700,000.01 to $800,000.00                     57       43,282,129         5.4
$800,000.01 to $900,000.00                     38       32,490,948           4
$900,000.01 to $1,000,000.00                   75       73,330,200         9.1
$1,000,000.01 and over                         17       25,806,293         3.2
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




5. Current Mortgage Interest Rate

- --------------------------------------------------------------------------------
Current Mortgage Interest Rate              Count        Balance        Percent
- --------------------------------------------------------------------------------
2.500% to 2.749%                                1         $400,000        0.00%
2.750% to 2.999%                                1          624,800         0.1
3.000% to 3.249%                                1          388,379           0
3.250% to 3.499%                                3        1,310,656         0.2
3.500% to 3.749%                                2        1,292,100         0.2
3.750% to 3.999%                               10        5,166,816         0.6
4.000% to 4.249%                               44       22,827,489         2.8
4.250% to 4.499%                               80       44,974,753         5.6
4.500% to 4.749%                              188      105,328,022        13.1
4.750% to 4.999%                              473      257,579,160          32
5.000% to 5.249%                              449      230,117,222        28.6
5.250% to 5.499%                              227      115,214,740        14.3
5.500% to 5.749%                               36       18,082,938         2.2
5.750% to 5.999%                                2        1,293,050         0.2
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




6. Remaining Terms to Stated Maturity

- --------------------------------------------------------------------------------
Remaining Terms to Stated Maturity          Count        Balance        Percent
- --------------------------------------------------------------------------------
240                                             1         $460,000        0.10%
344                                             1          359,426           0
345                                             2          856,132         0.1
355                                             2          849,894         0.1
356                                             2          910,314         0.1
357                                             9        4,874,232         0.6
358                                            12        6,147,150         0.8
359                                           120       60,249,801         7.5
360                                         1,368      729,893,177        90.7
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




7. Original Loan-To-Value Ratio

- --------------------------------------------------------------------------------
Original Loan-To-Value Ratio                Count        Balance        Percent
- --------------------------------------------------------------------------------
0.001% to 50.000%                             101      $63,229,821        7.90%
50.001% to 60.000%                            144       84,033,570        10.4
60.001% to 70.000%                            304      178,573,509        22.2
70.001% to 75.000%                            183      106,132,642        13.2
75.001% to 80.000%                            757      361,118,967        44.9
80.001% to 85.000%                              7        2,801,356         0.3
85.001% to 90.000%                             10        4,003,137         0.5
90.001% to 95.000%                             10        3,817,125         0.5
95.001% to 100.000%                             1          890,000         0.1
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




8. FICO Score

- --------------------------------------------------------------------------------
FICO Score                                  Count        Balance        Percent
- --------------------------------------------------------------------------------
N/A                                             6       $2,590,152        0.30%
600 to 619                                      1          400,000           0
620 to 649                                     37       18,619,479         2.3
650 to 679                                     90       48,077,500           6
680 to 719                                    392      205,003,453        25.5
720 to 759                                    467      252,223,982        31.3
760 to 849                                    524      277,685,560        34.5
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




9. Geographic Areas

- --------------------------------------------------------------------------------
Geographic Areas                            Count        Balance        Percent
- --------------------------------------------------------------------------------
AL                                              1         $524,384        0.10%
AR                                              3        1,318,108         0.2
AZ                                             21       10,832,836         1.3
CA                                            792      427,673,392        53.2
CO                                             32       18,394,127         2.3
CT                                             16        9,471,687         1.2
DC                                             11        5,902,991         0.7
FL                                             21       10,183,724         1.3
GA                                             12        6,715,663         0.8
HI                                              1        1,000,000         0.1
IA                                              3        1,688,400         0.2
ID                                              2          968,000         0.1
IL                                             56       28,123,099         3.5
IN                                              1          543,200         0.1
KS                                              3        2,158,000         0.3
KY                                              3        1,434,969         0.2
MA                                             49       26,859,268         3.3
MD                                             65       31,793,110           4
ME                                              1          487,500         0.1
MI                                             19        9,569,159         1.2
MN                                             34       17,335,252         2.2
MO                                              5        2,411,176         0.3
MS                                              2        1,197,000         0.1
MT                                              1          550,000         0.1
NC                                             19       10,394,667         1.3
NE                                              1          399,449           0
NH                                              2        1,184,400         0.1
NJ                                             59       32,482,610           4
NM                                              3        1,457,752         0.2
NV                                             17        8,230,340           1
NY                                             45       28,221,802         3.5
OH                                             12        5,603,759         0.7
OR                                              7        3,461,536         0.4
PA                                             20        9,365,379         1.2
SC                                             15        6,856,236         0.9
TN                                              2          749,527         0.1
TX                                             21       12,098,421         1.5
UT                                              1        1,000,000         0.1
VA                                             97       45,487,189         5.7
WA                                             36       17,976,672         2.2
WI                                              5        2,095,344         0.3
WY                                              1          400,000           0
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




10. Index

- --------------------------------------------------------------------------------
Index                                       Count        Balance        Percent
- --------------------------------------------------------------------------------
1CM                                         1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




11. Gross Margin

- --------------------------------------------------------------------------------
Gross Margin                                Count        Balance        Percent
- --------------------------------------------------------------------------------
2.25%                                           1         $386,289        0.00%
2.75%                                       1,516      804,213,837         100
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




12. Rate Ceiling

- --------------------------------------------------------------------------------
Rate Ceiling                                Count        Balance        Percent
- --------------------------------------------------------------------------------
7.500% to 7.999%                                2       $1,024,800        0.10%
8.000% to 8.499%                                4        1,699,035         0.2
8.500% to 8.999%                               12        6,458,916         0.8
9.000% to 9.499%                              124       67,802,242         8.4
9.500% to 9.999%                              661      362,907,182        45.1
10.000% to 10.499%                            676      345,331,962        42.9
10.500% to 10.999%                             38       19,375,988         2.4
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




13. Months to First Adjustment Date

- --------------------------------------------------------------------------------
Months to First Adjustment Date             Count        Balance        Percent
- --------------------------------------------------------------------------------
44                                              1         $359,426        0.00%
45                                              2          856,132         0.1
55                                              2          849,894         0.1
56                                              2          910,314         0.1
57                                              9        4,874,232         0.6
58                                             12        6,147,150         0.8
59                                            120       60,249,801         7.5
60                                          1,270      680,813,875        84.6
61                                             99       49,539,302         6.2
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




14. Delinquency

- --------------------------------------------------------------------------------
Delinquency                                 Count        Balance        Percent
- --------------------------------------------------------------------------------
Current                                     1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




15. Property Type

- --------------------------------------------------------------------------------
Property Type                               Count        Balance        Percent
- --------------------------------------------------------------------------------
Single Family Detached                      1,263     $682,258,689       84.80%
Low-rise Condominium                          185       85,892,598        10.7
High-rise Condominium                          43       22,334,231         2.8
Multi-family - 2 Units                         11        6,619,150         0.8
Planned Unit Development                        9        3,963,219         0.5
Co-op                                           6        3,532,239         0.4
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




16. Occupancy Code

- --------------------------------------------------------------------------------
Occupancy Code                              Count        Balance        Percent
- --------------------------------------------------------------------------------
Primary Residence                           1,426     $758,275,350       94.20%
Second Home                                    91       46,324,776         5.8
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




17. Purpose

- --------------------------------------------------------------------------------
Purpose                                     Count        Balance        Percent
- --------------------------------------------------------------------------------
Purchase                                    1,023     $537,748,242       66.80%
Rate-Term Refinance                           361      199,842,261        24.8
Cash-Out Refinance                            133       67,009,623         8.3
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




18. Documentation Type

- --------------------------------------------------------------------------------
Documentation Type                          Count        Balance        Percent
- --------------------------------------------------------------------------------
Full Documentation                            985     $534,870,801       66.50%
Asset Only                                    443      225,113,383          28
No Doc                                         55       24,835,687         3.1
Income Only                                    34       19,780,255         2.5
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------




19. Interest Only

- --------------------------------------------------------------------------------
Interest Only                               Count        Balance        Percent
- --------------------------------------------------------------------------------
Y                                           1,118     $606,797,951       75.40%
N                                             399      197,802,175        24.6
- --------------------------------------------------------------------------------
Total:                                      1,517     $804,600,126      100.00%
- --------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                      Structural and Collateral Term Sheet      November 5, 2004
- --------------------------------------------------------------------------------
- ---------
|Goldman|            $1,289,600,100 of Offered Certificates
|Sachs  |  Wells Fargo Mortgage Backed Securities 2004-Z Trust, Issuer
|       |       Mortgage Pass-Through Certificates, Series 2004-Z
|       |
- ---------

Overview of the Offered Certificates

- -----------------------------------------------------------------------------------------------------------------------------------
                                             Expected
                             Approximate      Ratings    Exp. Credit  Initial Pass-  Estimated  Estimated   Principal    Principal
               Collateral    Certificate   Fitch, S&P &  Enhancement  Through Rate   Avg. Life  Avg. Life    Payment      Payment
 Certificates    Group     Balance ($)(1)     Moody's     Percentage     (%) (2)     (yrs) (3)  (yrs) (4)   Window(3)    Window(4)
- -----------------------------------------------------------------------------------------------------------------------------------
     1A1           1         309,635,000    AAA/AAA/Aaa     3.50%         4.671         2.59        3.34   12/04-10/09  12/04-10/34
- -----------------------------------------------------------------------------------------------------------------------------------
     2A1           2         944,864,000    AAA/AAA/Aaa     3.50%         4.618         2.57        3.31   12/04-10/09  12/04-10/34
- -----------------------------------------------------------------------------------------------------------------------------------
      B1          1&2         19,501,000     AA/AA/Aa2      2.00%         4.631         4.31        5.99   12/04-10/09  12/04-10/34
- -----------------------------------------------------------------------------------------------------------------------------------
      B2          1&2          9,750,000      A/A/A2        1.25%         4.631         4.31        5.99   12/04-10/09  12/04-10/34
- -----------------------------------------------------------------------------------------------------------------------------------
      B3          1&2          5,850,000   BBB/BBB/Baa2     0.80%         4.631         4.31        5.99   12/04-10/09  12/04-10/34
- -----------------------------------------------------------------------------------------------------------------------------------

(1) The Certificate Sizes are approximate and subject to a +/- 5% variance. The Certificate Sizes are based on the expected unpaid principal balance of the mortgage loans as of the November 1, 2004 cut-off date, which unpaid principal balance is expected to be approximately $1,300,000,000. Includes an R class with $100 UPB.

(2) The Certificates will pay the Weighted Average Net Coupon, which after the bond reset date will equal 1 yr CMT + the weighted average net margin, subject to applicable loan periodic and lifetime rate caps.

(3) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPB .

(4) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPR to maturity.


Preliminary Collateral Description (approximate)*

- -----------------------------------------------------------------------------------------------------------------------
                                                            Group 1              Group 2
Collateral Characteristic                                (conforming)        (non-conforming)         Aggregate
- -----------------------------------------------------------------------------------------------------------------------
Aggregate Unpaid Principal Balance                       $263,670,600          $804,600,126         $1,068,270,726
Average Unpaid Principal Balance                           $216,478              $530,389              $390,592
WA Months To First Adjustment Date                            59                    59                    59
Weighted Average FICO score                                   739                  736                   737
Weighted Average Current Mortgage Interest Rate             4.931%                4.878%                4.891%
Servicing Fee                                                0.25%                0.25%                 0.25%
Master Servicing Fee                                         0.01%                0.01%                 0.01%
Gross Margin                                                 2.75%                2.75%                 2.75%
Weighted Average Rate Ceiling                               9.931%                9.878%                9.891%
Minimum Current Interest Rate                               2.625%                2.625%                2.625%
Maximum Current Interest Rate                               5.875%                5.750%                5.875%
Mortgage Loan Cutoff Date                                  10/1/2004            10/1/2004             10/1/2004
Weighted Average Original Loan-to-Value Ratio               76.202%              70.665%               72.032%
WA Remaining Term to Stated Maturity (months)                 359                  359                   359
Equity Take Out Refinance                                    7.58%                8.33%                 8.14%
Primary Residence                                           90.08%                94.24%                93.22%
Single Family Dwellings                                     72.70%                84.78%                81.81%
Full Documentation                                          60.14%                66.48%                64.91%
Uninsured > 80% LTV                                          0.00%                0.00%                 0.00%
Interest Only                                               96.22%                75.42%                80.55%
Relocation                                                   7.54%                8.27%                 8.09%
California                                                  19.34%                53.15%                44.81%
Largest Individual Loan Balance                            $464,927             $3,000,000            $3,000,000
- -----------------------------------------------------------------------------------------------------------------------

* Current principal balance of the mortgage loans is approximately $1,068,270,726 as reflected in the attached collateral tables. The aggregate unpaid principal balance of the mortgage loans as of the November 1, 2004 cut-off date is expected to be approximately $1,300,000,000.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                      Structural and Collateral Term Sheet      November 5, 2004
- --------------------------------------------------------------------------------


Time Table

Cut-Off Date:                 November 1, 2004

Settlement Date:              November 29, 2004

Distribution Date:            25th of each month or the next business day

First Distribution Date:      December 27, 2004

Features of the Transaction

o Offering consists of certificates totaling approximately $1,289,600,100 of which $1,254,499,100 are expected to be rated AAA by S&P, Moody's and Fitch.

o The expected amount of credit support for the senior certificates will be 3.50%.

o In general, the collateral consists of 5/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class 1A1 (the "Group 1 Senior Certificates") and Class 2A1 (the "Group 2 Senior Certificates, and together with the Group 1 Senior Certificates, the "Senior Certificates"). In addition, for the first seven years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

    ------------------------------------------------------------------------

                  Distribution Date                  Pro Rata Share

    ------------------------------------------------------------------------
                 Dec 2004 - Nov 2011                       0%
                 Dec 2011 - Nov 2012                      30%
                 Dec 2012 - Nov 2013                      40%
                 Dec 2013 - Nov 2014                      60%
                 Dec 2014 - Nov 2015                      80%
                  Dec 2015 and after                      100%
    ------------------------------------------------------------------------

If before the Distribution Date in December 2007 the credit support to the Senior Certificates is greater than two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in December 2007 the credit support is greater then two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment proceeds, subject to certain loss and delinquency criteria.

Distributions

Group 1 and Group 2 Distribution Amount

As of any Distribution Date, the sum of (i) payments of principal and interest on the Mortgage Loans received by the Master Servicer prior to the remittance date for such Distribution Date, (ii) all Periodic Advances for such Distribution Date and (iii) all other amounts required to be placed in the Certificate Account by the Servicer, the Master Servicer or the Trustee on or before such Distribution Date.

Priority of Distributions

      1. Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;

      2. Payment of principal to the holders of the related Senior Certificates in an amount equal to the related group's senior principal distribution amount.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                      Structural and Collateral Term Sheet      November 5, 2004
- --------------------------------------------------------------------------------


      3. Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each Subordinate Class shall receive (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' allocable share of the subordinate principal amount.


Allocation of Realized Losses

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical class designations, beginning with the Class B-6 Certificates, in each case until their respective principal balance has been reduced to zero; thereafter, to the Class A Certificates, pro rata, in reduction of their respective principal balances.


Key Terms

Issuer:                      WFMBS 2004-Z Trust

Underwriter:                 Goldman, Sachs & Co.

Seller:                      Wells Fargo Asset Securities Corporation

Servicer:                    Wells Fargo Bank, NA

Master Servicer:             Wells Fargo Bank, NA

Trustee:                     Wachovia Bank, NA

Rating Agencies:             Fitch, Moody's and S&P

Type of Issuance:            Public

Servicer Advancing:          The Servicer is obligated to advance delinquent
                             mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:       The Master Servicer is required to cover interest
                             shortfall, for each Distribution Date, at the lesser of (i) the aggregate Prepayment Interest
                             Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A)
                             1/12th of 0.20% and (B) the aggregate Scheduled
                             Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master
                             Servicing Compensation for such Distribution Date.
                             Compensating Interest is not paid on curtailments.

Interest Accrual:            On a 30/360 basis; the accrual period is the
                             calendar month preceding the month of each Distribution Date.

The Group 1 Mortgage Loans:  The Group 1 Mortgage Loans consist of 100% 5/1
                             One-Year CMT Hybrid ARMs secured by first lien, one-to-four family residential properties. The Group 1 Mortgage Loans consist of conforming loans with respect to principal balance. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 96% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). Most of the Mortgage Loans have Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                      Structural and Collateral Term Sheet      November 5, 2004
- --------------------------------------------------------------------------------


The Group 2 Mortgage Loans:  The Group 2 Mortgage Loans consist of 100% 5/1
                             One-Year CMT Hybrid ARMs secured by first lien, one-to-four family residential properties. The Group 2 Mortgage Loans consist of non-conforming loans, with respect to principal balance. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 75% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). Most of the Mortgage Loans have Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Expected Subordination:      3.50%

Other Certificates:          The following Classes of "Other Certificates" will
                             be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby

         -----------------------------------------------------------------------
             Certificate           Orig. Balance      Initial Pass-Through Rate
         -----------------------------------------------------------------------
                  B4             $ 5,850,000                   4.631%
                  B5             $ 1,950,000                   4.631%
                  B6             $ 2,599,900                   4.631%
         -----------------------------------------------------------------------



Clean Up Call:               10% of the Cut-off Date principal balance of the
                             Mortgage Loans.

Tax Treatment:               It is anticipated that the Offered Certificates
                             will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:           The Offered Certificates are expected to be ERISA
                             eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:           The Senior and Class B1 Certificates are expected
                             to constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:        $25,000 for the Senior Certificates.

Delivery:                    Class 1A1, 2A1, B1, B2 and B3 Certificates - DTC


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.